Fees Summary	Jan. 27, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	5,316.85
Total Transaction Valuation	38,500,000.00
Total Offset Amount	0.00
Net Fee	$ 5,316.85